LRO # 21 Charge/Mortgage	Receipted as HT326870 on 2023 03 01	at 14:42
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd	Page 1 of 5

Properties
PIN	40532 - 0031	LT	Interest/Estate	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 1 21R18453; BELLEVILLE ; COUNTY OF HASTINGS

Address	PHILLIPSTON ROAD
BELLEVILLE

PIN	40532 - 0032	LT	Interest/Estate	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 1 21R19513; BELLEVILLE; COUNTY OF HASTINGS

Address	704 PHILLIPSTON ROAD
ROSLIN

PIN	40532 - 0033	LT	Interest/Estate	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 2 21R19513; S/T QR266045; BELLEVILLE ; COUNTY
OF HASTINGS

Address	PHILLIPSTON ROAD
BELLEVILLE

PIN	40532 - 0041	LT	Interest/Estate	Fee Simple
Description	PT LT 20 CON 8 THURLOW PT 25, 27 AND 29 21R6801; BELLEVILLE ; COUNTY OF
HASTINGS

Address	PHILLIPSTON ROAD
BELLEVILLE

Chargor(s)
The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name	1684567 ONTARIO INC.
Address for Service	200 Davenport Road, Toronto, Ontario,
M5R 1J2

A person or persons with authority to bind the corporation has/have consented to the registration of this document.

This document is not authorized under Power of Attorney by this party.

Chargee(s)	Capacity	Share
Name	R. WILLIAMSON CONSULTANTS LTD.	as to a
500,000/1,500,
000
Address for Service	86 Carrick Trail, Gravenhurst, Ontario, P1P 0A6
Name	P.I.C.K.S. INC.	as to a
500,000/1,500,
000
Address for Service	85 Wilmot Street, Unit 1, Richmond Hill, Ontario, L4B 1K7
Name	CANADIAN WESTERN TRUST COMPANY	as to a
500,000/1,500,
000
Address for Service	IN TRUST FOR 107861, 300-750 Cambie Street, Vancouver,
BC, V6B 0A2

Statements
Schedule: See Schedules

Provisions
Principal	$1,500,000.00	Currency	Cdn$
Calculation Period	monthly not in advance
Balance Due Date	2024/03/01
Interest Rate	12% per annum
Payments	$15,000.00
Interest Adjustment Date	2023 03 01
Payment Date	1st day, monthly
First Payment Date	2023 04 01
Last Payment Date	2024 03 01
Standard Charge Terms	200033

LRO # 21 Charge/Mortgage	Receipted as HT326870 on 2023 03 01	at 14:42
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd	Page 2 of 5

Provisions

Insurance Amount	Full insurable value
Guarantor	Susglobal Energy Corp.

Signed By
Timothy Alex Petrou		200-9100 Jane Street, Building A	acting for	Signed 2023 03 01
		Vaughan	Chargor(s)
L4K 0A4
Tel	905-695-5300
Fax	905-695-5301
I have the authority to sign and register the document on behalf of the Chargor(s).

Submitted By
CIRILLO PETROU LAW PROFESSIONAL		200-9100 Jane Street, Building A	2023 03 01
CORPORATION		Vaughan
		L4K 0A4
Tel	905-695-5300
Fax	905-695-5301

Fees/Taxes/Payment
Statutory Registration Fee		$69.00
Total Paid		$69.00

File Number
Chargor Client File Number :	10056/23